August 2015 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

• Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2 Forward Looking Statements The Dixie Group, Inc.

• 1920 Began as Dixie Mercerizing in Chattanooga, TN • 1990’s Transitioned from textiles to floorcovering • 2003 Refined focus on upper- end floorcovering market • 2003 Launched Dixie Home - upper end residential line • 2005 Launched modular tile carpet line – new product category • 2007 Launched wool products in Masland & Fabrica – high-end designers • 2010 Residential “soft products” growth strategy • 2012 New Masland Contract management – performance tile strategy • 2012 Purchased Colormaster dye house – lower cost • 2012 Purchased Crown rugs – wool rugs • 2013 Purchased Robertex - wool carpet manufacturing • 2014 Expanded and realigned manufacturing to increase capacity • 2014 Purchased Atlas Carpet Mills – high-end commercial business • 2014 Purchased Burtco - computerized yarn placement for hospitality 3 Dixie History

Dixie Today • Commitment to brands in the upper- end market with strong growth potential • Diversified between Commercial and Residential markets • Diversified customer base (TTM Basis) – Top 10 carpet customers • 13% of sales – Top 100 carpet customers • 26% of sales 4

5 Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling • New construction is a smaller effect • Dixie is driven by the wealth effect • The stock market and consumer confidence • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/newhomesales 6 3,000 3,500 4,000 4,500 5,000 5,500 6,000 250 300 350 400 450 500 550 600 Jan '10 Jan '11 Jan '12 Jan '13 Jan '14 Jan '15 • “Buyers have come back in force, leading to the strongest past two months in sales since early 2007." • "This wave of demand is being fueled by a year-plus of steady job growth and an improving economy that's giving more households the financial wherewithal and incentive to buy." • "June sales were also likely propelled by the spring's initial phase of rising mortgage rates, which usually prods some prospective buyers to buy now rather than wait until later when borrowing costs could be higher." Lawrence Yun, Chief Economist National Association of Realtors July 22, 2015

Residential and Commercial Fixed Investment 7 Rebound in residential activity Rebound in commercial activity We expect 2016 to continue the trend of continuing the rebound of fixed investment as a percent of GDP

The Industry as compared to The Dixie Group 8Source: U.S. Bureau of Economic Analysis and Company estimates

2014 U.S. Carpet & Rug Manufacturers 9Source: Floor Focus – includes carpet as broadloom and modular tile, and rug sales Carpet Leaders Dollars in Millions % Total Shaw (Berkshire Hathaway) $ 3,107 29.2% Residential & Commercial Mohawk (MHK) $ 2,563 24.1% Residential & Commercial Beaulieu (Private) $ 560 5.3% Residential & Commercial Interface (TILE) $ 487 4.6% Commercial Only Engineered Floors (Private) $ 443 4.2% Residential Only Dixie (DXYN) $ 404 3.8% Residential & Commercial Imports & All Others $ 3,060 28.8% Residential & Commercial U.S. Carpet & Rug Market $ 10,624 100.0%

U.S. 2014 Carpet & Rug Market of $10.6 billion 10Source: Floor Focus and Dixie Group estimate Residential 56% Commercial 44% Dixie versus the Industry High- End Residential 67% High- End Commercial 33% TTM Q2 2015 Dixie sales

Carpet Dollar Sales Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 11

Carpet Unit Sales Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 12

Industry Positioning The Dixie Group 13 • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven

Residential Market Positioning The Dixie Group 14 BROADLOOM RESIDENTIAL SALES T O T A L M A R K E T : S Q U A R E Y A R D S O R S A L E S D O L L A R S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland FOCUSED NATIONAL SUPPLIER IN THE UPPER END OF THE SOFT FLOOR COVERING MARKET

Dixie Group High-End Residential Sales All Residential Brands Masland, 36% Dixie Home, 45% Fabrica, 19% 15 Sales by Brand for TTM Q2 2015

Dixie Group High-End Residential Sales All Brands Retailer, 65% Designer, 16% Mass Merchant, 13% Builder, 3% Commercial, 1% Specialty - OEM, 2% 16 Sales by Channel for TTM Q2 2015 The company believes that a significant portion of retail sales also involve a designer

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells specialty and mass merchant retailers • Growth initiatives – Stainmaster® Tru Soft TM Fiber Technology – Stainmaster® PetProtect ® Fiber Technology 17

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 26% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 18

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 34% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 19

Commercial Market Positioning The Dixie Group 20 • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas brand – Designer driven focused on the fashion oriented market space • Our Masland Contract brand – Broad product line for diverse commercial markets • Our Masland Hospitality brand – Custom products for the hospitality industry • Our Masland Residential sales force – Sells “main street commercial” through retailers

• Atlas is our premium commercial brand • Dedicated to serving the architect and designer needing finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture both custom and running line products 21

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Market specific modular carpet tile collections – Masland Hospitality using “computerized yarn placement” technology 22

Hospitality, 20% Corporate, 57% Education, 3% Store Planning, 8% Gov't, 1% Health Care, 3% Other, 8% 23 Sales by Channel for TTM Q2 2015 Channels: Interior Design Specifier and Commercial End User

• Avant is a forward thinking brand that has an Artisan’s theme • Dedicated to servicing the designer through the multi-line interior finishes sales agent • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings 24

$331 $321 $283 $205 $231 $270 $266 $345 $407 $419 2006 2007 2008 2009 2010 2011 2012 2013 2014 TTM Q2 2015 Net Sales (millions) 25 Dixie Group Sales $ in millions Includes Atlas Carpet Mills since March 2014 and Burtco since September 2014

Sales & Operating Income $ in millions 26Note: Non-GAAP reconciliation starting on slide 33 Below is the estimated cost to complete the remaining Facility Consolidation Plans: Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 Y 2014 TTM 15 Net Sales 203 231 270 266 344 407 419 Net Income (Loss) (42.2) (4.7) 1.0 (0.9) 5.3 (1.4) (7.3) Non-GAAP Adjusted Op. Income (45.4) (2.6) 5.7 3.5 16.4 4.7 3.9 Non-GAAP Adjusted EBITDA 5.3 10.3 14.5 13.2 26.5 17.7 17.9 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Net Sales 95.4 85.1 107.9 109.0 104.6 95.9 110.0 Net Income (Loss) 1.6 4.6 (0.6) (0.2) (5.2) (2.5) 0.5 Non-GAAP Adjusted Op. Income 3.8 (0.9) 2.8 3.4 (0.6) (1.9) 3.1 Non-GAAP Adjusted EBITDA 6.3 2.1 6.1 6.8 2.8 1.7 6.7 Facility Consolidation Plan Summary Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Est 2016 Est West Coast Facility consolidation 170 35 - - 205 - East Coast Facility consolidation 605 840 369 259 2,073 318 East Coast Asset write off - - - - - - Corporate Office consolidation - - 398 318 716 - Total facility consolidation and asset write off's 775 875 767 577 2,994 318

2014 - 2015 Restructuring $ in millions 27 To present an order of magnitude impact on Dixie due to the restructuring, we recast the 2014 numbers using our 2013 experience in manufacturing and claims as well as removed the impacts from the acquisitions and restructuring. This does not include planned savings from the restructuring. The Company has recast the numbers for 2014 in the following ways: • Note 1 - Using the actual experience in claims and allowances in adjusting sales • Note 2 - Using the manufacturing variances in line with the actual experience achieved in 2013 in adjusting Cost of Sales • Note 3 - Eliminating the restructuring expense in Operating Income • Note 4 - Removing the Atlas and Burtco transaction expenses in adjusting Cost of Sales & General and Administrative costs • Note 4 - Removing the gain on purchase of Atlas and Burtco as a result of the write up of assets under fair value accounting • Note 5 - Removing the operating loss and loss on asset disposal in Discontinued Operations due to the closure of the Carousel line of business • Results do include results of Atlas Carpet Mills from March 2014 and Burtco from September 2014

• We continue to outperform the industry in sales growth • Operationally we continue to create advantages for the future: • We have launched Masland Hospitality • We have expanded our product offerings: • New wool products plus “Permaset” unlimited wool color selection • Stainmaster® TruSoft™ and PetProtect™ broadloom products • Utilizing investments in ColorPoint™, iTuft™ and computerized yarn placement (CYP) tufting technologies • We have expanded our capacity: • $350 million in 2013 to $550 to $600 million depending on mix • We completed our west coast facility consolidation plan. Our east coast consolidation plan will complete the Atmore distribution center move in 2015 and the rug facility consolidation in early 2016. • We have increased headcount by 55% since the beginning of 2013 28 Current Business Conditions 2015 Activity

29 Current Business Conditions 2015 Initiatives • We are now streamlining the operational changes of the past year with a focus on training, yields, waste and process efficiencies • We are growing our new Masland Hospitality brand, building on our purchase custom computerized yarn placement (CYP) technology and its product offerings for the hospitality market • We are launching a significant number of new products in 2015 through our Atlas Carpet Mills division, a premium supplier to the specified commercial marketplace • We are taking advantage of our new capacity in custom machine tufted rugs to increase our presence in both the residential and commercial “specified designer” markets • For the first 8 weeks of the third quarter our order entry is up over 6%. Our sales are flat for the first 8 weeks, however, due to volatility during the August period relative to a year ago.

Outlook for 2015 The housing & commercial markets are still growing: • Our upper-end residential market is continuing to grow with an improved economy and consumer confidence:  Masland and Fabrica Wool growth opportunities  New Stainmaster® PetProtect™ and TruSoft™ products  Stainmaster ® partnership to expand retail coverage • Commercial market is growing, especially in the hospitality market:  Masland Hospitality growth opportunities with both new tufted and custom computerized yarn placement offerings  Atlas growth opportunities with new products using ColorPoint™ technology and new modular tile offerings  Masland Contract has expanded modular tile collections • Leveraging our previously expanded sales forces • Internal operations are beginning to show the benefits of our restructuring 30

Non-GAAP Information 32 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one-time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one-time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined, all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6)

33 Non-GAAP Gross Profit 2009 (a) 2010 2011 2012 2013 2014 YTD 2015 Net Sales 203,480 231,322 270,110 266,372 344,374 406,588 205,812 Gross Profit 52,105 56,651 65,506 65,372 85,569 95,497 52,645 Plus: Business integration expense - - - 1,383 4,738 445 - Plus: Amortization of inventory step up - - - - 367 606 - Non-GAAP Adj. Gross Profit (Note 1) 52,105 56,651 65,506 66,755 90,674 96,548 52,645 Gross Profit as % of Net Sales 25.6% 24.5% 24.3% 24.5% 24.8% 23.5% 25.6% Non-GAAP Adj. Gross Profit % of Net Sales 25.6% 24.5% 24.3% 25.1% 26.3% 23.7% 25.6% Non-GAAP S,G&A 2009 (a) 2010 2011 2012 2013 2014 YTD 2015 Net Sales 203,480 231,322 270,110 266,372 344,374 406,588 205,812 Selling and Administrative Expense 60,542 57,362 60,667 63,489 76,221 93,182 50,948 Plus: Business integration expense - - - - (1,706) (1,429) - Less: Acquisition expenses - - - (318) (350) (790) - Non-GAAP Adj. Selling and Administrative Expense 60,542 57,362 60,667 63,171 74,164 90,963 50,948 S,G&A as % of Net Sales 29.8% 24.8% 22.5% 23.8% 22.1% 22.9% 24.8% Non-GAAP Selling and Admin as % of Net Sales (Note 2) 29.8% 24.8% 22.5% 23.7% 21.5% 22.4% 24.8% Non-GAAP Operating Income 2009 (a) 2010 2011 2012 2013 2014 YTD 2015 Net Sales 203,480 231,322 270,110 266,372 344,374 406,588 205,812 Operating income (loss) (45,390) (2,570) 5,668 1,815 8,855 (5,236) (506) Plus: Acquisition expenses - - - 318 350 790 - Plus: Amortization of inventory step up - - - - 367 606 - Plus: Business integration expense - - - 1,383 6,616 1,874 - Plus: Facility consolidation expense - - - - - 5,514 1,650 Plus: Impairment of assets - - - - 195 1,133 - Plus: Impairment of goodwill - - - - - - - Non-GAAP Adj. Operating Income (Loss) (Note 3) (45,390) (2,570) 5,668 3,516 16,384 4,682 1,144 Operating income as % of net sales -22.3% -1.1% 2.1% 0.7% 2.6% -1.3% -0.2% Adjusted operating income as a % of net sales -22.3% -1.1% 2.1% 1.3% 4.8% 1.2% 0.6%

34 Non-GAAP EBIT and EBITDA 2009 (a) 2010 2011 2012 2013 2014 YTD 2015 Net income (loss) as reported (42,241) (4,654) 986 (927) 5,291 (1,402) (1,964) Less: (Loss) from discontinued, net tax (382) (280) (286) (275) (266) (2,075) (100) Plus: Taxes (8,870) (2,604) 684 (401) (576) 1,054 (1,083) Plus: Interest 5,521 4,124 3,470 3,146 3,756 4,302 2,400 Non-GAAP Adjusted EBIT (Note 5) (45,208) (2,854) 5,426 2,092 8,737 6,029 (547) Plus: Depreciation and amortization 13,504 11,575 9,650 9,396 10,263 12,908 7,302 EBITDA (31,704) 8,721 15,075 11,488 18,999 18,937 6,755 Plus: Acquisition expenses - - - 318 350 790 - Plus: Amortization of inventory step up - - - - 367 606 - Less: Gain on purchase of business - - - - - (11,110) - Plus: Business integration expense - - - 1,383 6,616 1,874 - Plus: Facility consolidation expense 4,091 1,556 (563) - - 5,514 1,650 Plus: Impairment of assets 1,459 - - - 195 1,133 - Non-GAAP Adj. EBITDA (Note 5) 5,252 10,277 14,512 13,189 26,528 17,744 8,405 Non-GAAP Adj. EBITDA as % of Net Sales 2.6% 4.4% 5.4% 5.0% 7.7% 4.4% 4.1% Management estimate of severe weather (not in above) - - - - - 1,054 - Non-GAAP Free Cash Flow 2009 (a) 2010 2011 2012 2013 2014 YTD 2015 Non-GAAP Adjusted EBIT (from above) (45,208) (2,854) 5,426 2,092 8,737 6,029 (547) Times: 1 - Tax Rate = EBIAT (28,029) (1,769) 3,364 1,297 5,417 3,738 (339) Plus: Depreciation and amortization 13,504 11,575 9,650 9,396 10,263 12,908 7,302 Plus: Non Cash Impairment of Assets and Goodwill 32,865 - - - 195 1,133 - Minus: Net change in Working Capital (24,868) 3,880 9,921 10,541 18,721 17,645 546 Non-GAAP Cash from Operations 43,208 5,926 3,093 152 (2,847) 134 6,417 Minus: Capital Expenditures net of Asset Sales 511 1,761 6,735 4,052 13,257 32,825 8,297 Minus: Business / Capital acquisitions - - - 6,961 1,863 9,279 - Non-GAAP Free Cash Flow (Note 6) 42,697 4,165 (3,642) (10,861) (17,967) (41,970) (1,880) Current Assets 88,933 96,853 100,999 115,055 149,789 173,817 183,209 Current Liabilities 36,317 40,357 34,582 38,097 54,110 60,493 69,339 Net Working Capital 52,616 56,496 66,417 76,958 95,679 113,324 113,870 Change in Net Working Capital (24,868) 3,880 9,921 10,541 18,721 17,645 546

35 Non-GAAP Gross Profit Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Net Sales 95,384 85,082 107,926 109,006 104,574 95,855 109,957 Gross Profit 22,755 18,101 26,671 26,599 24,126 23,339 29,306 Plus: Business integration expense 875 445 - - - - - Plus: Amortization of inventory step up 107 - 194 196 216 - - Non-GAAP Adj. Gross Profit (Note 1) 23,737 18,546 26,865 26,795 24,342 23,339 29,306 Gross Profit as % of Net Sales 23.9% 21.3% 24.7% 24.4% 23.1% 24.3% 26.7% Non-GAAP Adj. Gross Profit % of Net Sales 24.9% 21.8% 24.9% 24.6% 23.3% 24.3% 26.7% Non-GAAP S,G&A Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Net Sales 95,384 85,082 107,926 109,006 104,574 95,855 109,957 Selling and Administrative Expense 20,388 20,117 24,260 23,801 25,004 24,757 26,191 Plus: Business integration expense (472) (377) (269) (555) (228) - - Less: Acquisition expenses (75) (455) (154) (93) (88) - - Non-GAAP Adj. Selling and Administrative Expense 19,841 19,285 23,837 23,153 24,688 24,757 26,191 S,G&A as % of Net Sales 21.4% 23.6% 22.5% 21.8% 23.9% 25.8% 23.8% Non-GAAP Selling and Admin as % of Net Sales (Note 2) 20.8% 22.7% 22.1% 21.2% 23.6% 25.8% 23.8% Non-GAAP Operating Income Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Net Sales 95,384 85,082 107,926 109,006 104,574 95,855 109,957 Operating income (loss) 1,945 (2,241) 588 832 (4,414) (2,683) 2,177 Plus: Acquisition expenses 75 455 154 93 88 - - Plus: Amortization of inventory step up 107 - 194 196 216 - - Plus: Business integration expense 1,519 822 269 555 228 - - Plus: Facility consolidation expense - 73 949 1,632 2,860 775 875 Plus: Impairment of assets 195 - 655 103 375 - - Plus: Impairment of goodwill - - - - - - - Non-GAAP Adj. Operating Income (Loss) (Note 3) 3,841 (891) 2,809 3,411 (648) (1,908) 3,052 Operating income as % of net sales 2.0% -2.6% 0.5% 0.8% -4.2% -2.8% 2.0% Adjusted operating income as a % of net sales 4.0% -1.0% 2.6% 3.1% -0.6% -2.0% 2.8%

36 Non-GAAP EBIT and EBITDA Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Net income (loss) as reported 1,597 4,628 (645) (185) (5,200) (2,468) 504 Less: (Loss) from discontinued, net tax (106) (192) (135) (177) (1,570) (88) (12) Plus: Taxes (758) 2,854 (13) 44 (1,830) (1,490) 407 Plus: Interest 996 1,012 1,158 991 1,141 1,177 1,223 Non-GAAP Adjusted EBIT (Note 5) 1,941 8,686 635 1,028 (4,319) (2,693) 2,146 Plus: Depreciation and amortization 2,441 2,988 3,262 3,330 3,328 3,637 3,665 EBITDA 4,382 11,674 3,897 4,358 (991) 944 5,811 Plus: Acquisition expenses 75 455 154 93 88 - - Plus: Amortization of inventory step up 107 - 194 196 216 - - Less: Gain on purchase of business - (10,937) - (173) - - - Plus: Business integration expense 1,519 822 269 555 228 - - Plus: Facility consolidation expense - 73 949 1,632 2,860 775 875 Plus: Impairment of assets 195 - 655 103 375 - - Non-GAAP Adj. EBITDA (Note 5) 6,278 2,087 6,118 6,764 2,775 1,719 6,686 Non-GAAP Adj. EBITDA as % of Net Sales 6.6% 2.5% 5.7% 6.2% 2.7% 1.8% 6.1% Management estimate of severe weather (not in above) - 1,054 - - - - - Non-GAAP Free Cash Flow Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Non-GAAP Adjusted EBIT (from above) 1,941 8,686 635 1,028 (4,319) (2,693) 2,146 Times: 1 - Tax Rate = EBIAT 1,204 5,385 393 637 (2,678) (1,670) 1,331 Plus: Depreciation and amortization 2,441 2,988 3,262 3,330 3,328 3,637 3,665 Plus: Non Cash Impairment of Assets and Goodwill 195 - 655 103 375 - - Minus: Net change in Working Capital (858) 14,485 3,575 7,499 (7,914) 546 2,073 Non-GAAP Cash from Operations 4,697 (6,112) 735 (3,429) 8,939 1,421 2,923 Minus: Capital Expenditures net of Asset Sales 2,786 4,299 4,192 6,972 17,362 5,704 2,593 Minus: Business / Capital acquisitions - 6,716 - 2,563 - - - Non-GAAP Free Cash Flow (Note 6) 1,911 (17,127) (3,457) (12,964) (8,423) (4,283) 330 Current Assets 149,789 177,350 183,925 187,866 173,817 183,209 188,626 Current Liabilities 54,110 67,186 70,186 66,628 60,493 69,339 72,683 Net Working Capital 95,679 110,164 113,739 121,238 113,324 113,870 115,943 Change in Net Working Capital (858) 14,485 3,575 7,499 (7,914) 546 2,073

Recast Non-GAAP Information Year 2014 37 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company has recast the numbers for 2014 in the following ways: • Note 1 - Using the actual experience in claims and allowances in adjusting sales • Note 2 - Using the manufacturing variances in line with the actual experience achieved in 2013 in adjusting Cost of Sales • Note 3 - Eliminating the restructuring expense in Operating Income • Note 4 - Removing the Atlas and Burtco transaction expenses in adjusting Cost of Sales & General and Administrative costs • Note 4 - Removing the gain on purchase of Atlas and Burtco as a result of the write up of assets under fair value accounting • Note 5 - Removing the operating loss and loss on asset disposal in Discontinued Operations due to the closure of the Carousel line of business • Results do include results of Atlas Carpet Mills from March 2014 and Burtco from September 2014 Prior Year Actual Summary December 28, 2013 December 27, 2014 December 27, 2014 Recast Notes Net Sales 344 407 408 (1) Operating Margin 85.6 95.5 107.2 (2) Operating Margin % 24.8% 23.5% 26.3% Operating Income (Loss) 8.9 (5.2) 13.9 (3) (4) Operating Income as % of Sales 2.6% -1.3% 3.4% EBITDA Cont Op's (2014 Recast Non-GAAP) 19.0 18.9 27.0 (5) Recast Non-GAAP

38 Facility Consolidation Information Facility Consolidation Plan Summary Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Est 2016 Est West Coast Facility consolidation 170 35 - - 205 - East Coast Facility consolidation 605 840 369 259 2,073 318 East Coast Asset write off - - - - - - Corporate Office consolidation - - 398 318 716 - Total facility consolidation and asset write off's 775 875 767 577 2,994 318